Exhibit 4.01

Execution Version

SUPPLEMENTAL INDENTURE

(First Mortgage Bonds)

SOUTHWESTERN PUBLIC SERVICE COMPANY

TO

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

(successor to U.S. Bank National Association),

as Trustee

This Instrument Grants A Security Interest By A Utility.

This Instrument Contains After-Acquired Property Provisions.

The following addresses for the parties to this Supplemental Indenture No. 10 are set out in Section 108 of the Indenture hereinafter referred to:

Trustee:	Company:

U.S. Bank Trust Company, National Association	Southwestern Public Service Company
(successor to U.S. Bank National Association)	790 South Buchanan
U.S. Bank Corporate Trust Services	Amarillo, Texas 79101
60 Livingston Avenue, EP-MN-WS3C
St. Paul, MN 55107-2292
Facsimile No. 651-495-8097
Attention: Joshua A. Hahn

Supplemental Indenture No. 10

Dated as of August 21, 2023

Supplemental to the Indenture

dated as of August 1, 2011

Filed as Texas Utility Security Instrument File No. 11-0022610194

as supplemented by Supplemental Indentures filed with the Texas Secretary of State

Filed with New Mexico Secretary of State on August 2, 2011, as Public Utility Filing No. 599,

as supplemented by Supplemental Indentures filed with the New Mexico Secretary of State

Establishing the Securities of Series No. 10,

Designated 6.00% First Mortgage Bonds, Series No. 10 due 2053

SUPPLEMENTAL INDENTURE NO. 10, dated as of August 21, 2023 between SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (hereinafter sometimes called the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (as successor to U.S. Bank National Association) (hereinafter sometimes called the “Trustee”) under the Indenture, dated as of August 1, 2011 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 10. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been filed in the office of the Secretary of State of the State of New Mexico and in the office of the Secretary of State of the State of Texas, and notices with respect to such filings have been recorded in each county in New Mexico and each county in Texas in which the Company owns real property that is used or intended to be used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing a series of securities.

The Company desires to establish a new series of Securities to be designated “6.00% First Mortgage Bonds, Series No. 10 due 2053,” such series of Securities to be hereinafter sometimes called “Series No. 10.”

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 10 to establish the Securities of Series No. 10 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 10 a valid agreement of the Company, and to make the Securities of Series No. 10 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 10 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the following:

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Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 10, in and to all property (other than Excepted Property), real, personal and mixed, located in the State of Texas or in the State of New Mexico and used or intended to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including all right, title and interest of the Company in and to the following property (other than Excepted Property) so located and so used or intended to be so used: (a) all real property owned in fee, easements, servitudes, rights of way and other rights and interests in or relating to real property used or intended to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, including but not limited to that described in Schedule C hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, whether or not control or disposal of such substances is the exclusive function or purpose of such facilities, and other machinery and facilities for the generation of electric energy; (c) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (d) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (e) all buildings, offices, warehouses and other structures used or intended to be used in or in connection with the Electric Utility Business; (f) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or intended to be used in or in connection with the Electric Utility Business; (g) any or all of the foregoing properties in the process of construction; and (h) all other property, of whatever kind and nature, ancillary to or otherwise used or intended to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 709(d), Section 1203 and Section 1205 of the Original Indenture, all right, title and interest of the Company in and to all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 10 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 10;

Granting Clause Third

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

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Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Existing Liens, (b) Acquisition Liens, (c) Retained Interests and (d) any other Permitted Liens;

IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Eight of the Original Indenture; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 10

There are hereby established the Securities of Series No. 10, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture) and shall be issued to each “Initial Bondholder,” which means any registered holder of a Security of Series No. 10 as listed on Schedule B to the Bond Purchase Agreement, dated as of August 21, 2023, between the Company and the purchasers named therein (the “Purchase Agreement”), in the principal amount noted on such Schedule B:

(a) the title of the Securities of Series No. 10 shall be “6.00% First Mortgage Bonds, Series No. 10 due 2053”;

(b) the Securities of Series No. 10 shall initially be authenticated and delivered in the aggregate principal amount of $100,000,000;

(c) interest on the Securities of Series No. 10 shall be payable to the Initial Bondholders or other Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

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(d) the principal of the Securities of Series No. 10 shall be payable on September 15, 2053, the Stated Maturity for Series No. 10;

(e) the Securities of Series No. 10 shall bear interest at a rate of 6.00% per annum; interest shall accrue on the Securities of Series No. 10 from September 8, 2023 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be March 15 and September 15 in each year, commencing March 15, 2024 and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be March 1 and September 1 in each year, respectively (whether or not a Business Day);

(f) (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 10 shall be payable to the Initial Bondholders, by the method and at the address specified by such Initial Bondholder, subject to clause (s) below, and (ii) the Corporate Trust Office of U.S. Bank Trust Company, National Association in St. Paul, Minnesota shall be the place at which (a) registration of transfer of such Securities may be effected, (b) exchanges of such Securities may be effected and (c) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust Company, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its office in Minneapolis, Minnesota as any such place or itself as the Security Registrar;

(g) the Securities of Series No. 10 shall be redeemable at the option of the Company at any time prior to their maturity at the redemption prices and in accordance with the notice requirements specified in the form of such Securities attached as Exhibit A hereto;

(h) not applicable;

(i) the Securities of Series No. 10 shall be issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof;

(j) not applicable;

(k) not applicable;

(l) not applicable;

(m) not applicable;

(n) not applicable;

(o) not applicable;

(p) not applicable;

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(q) not applicable;

(r) not applicable;

(s)

(i) the Securities of Series No. 10, and all securities of such series issued upon registration of, transfer of or in exchange for, any Securities of Series No. 10, shall be restricted securities (within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”); hereinafter, collectively, “Restricted Securities”) and shall be subject to the restrictions on transfer provided in the legend set forth on the Restricted Securities. The Holder of each Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by such restrictions on transfer. All Restricted Securities shall bear the applicable legend limiting transferability set forth on the form attached hereto as Exhibit A;

(ii) each registered Holder will be deemed to have represented and agreed to offer, sell, pledge or otherwise transfer such Securities only in accordance with the legend set forth on the Restricted Securities;

(iii) subject to the restrictions on transfer and exchange set forth herein and in Exhibit A hereto, the Holder of any Securities of Series No. 10 issued hereunder may transfer or exchange such Securities in whole or in part in a principal amount of $100,000 and integral multiples of $1,000 in excess thereof by surrendering such Securities at the Corporate Trust Office of the Trustee, together with (a) an executed instrument of assignment and transfer (in the case of a transfer) or a written request for exchange (in the case of exchange), and (b) additional certifications and evidence that such transfer or exchange is in compliance with the Securities Act and the restrictions on transfer set forth in such Securities as may be required pursuant to the terms of this Supplemental Indenture No. 10;

(iv) upon surrender of a definitive Security of this Series No. 10 for transfer or exchange with the appropriate documentation, subject to the restrictions described herein and in Exhibit A attached hereto, the Trustee will, within five Business Days of such request if made at the Corporate Trust Office of the Trustee, or within 10 business days if made at the office of a transfer agent (other than the Trustee), authenticate and deliver at the Corporate Trust Office of the Trustee or the office of the transfer agent, as the case be, to the transferee (in the case of transfer) or registered Holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or registered Holder (in the case of an exchange) to such address as the transferee or registered Holder, as applicable, may request, a definitive Security or Securities of this Series No. 10, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any definitive Security or Securities of this Series No. 10 will not be valid unless made at the Corporate Trust Office of the Trustee or at the office of a transfer agent by the registered Holder in person or by a duly authorized attorney-in-fact;

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(v) so long as any Initial Bondholder or its nominee shall be the registered Holder of any Security of this Series No. 10, and notwithstanding anything contained in the Original Indenture, the Company will pay all sums becoming due on such Security for principal, premium, if any, and interest by the method and at the address specified for such purpose for such Initial Bondholder in Schedule B to the Purchase Agreement, or by such other method (reasonably acceptable to the Trustee) or at such other address as such Initial Bondholder shall have from time to time specified to the Trustee in writing for such purpose, without the presentation or surrender of such Security, except that concurrently with payment and redemption in full of any Securities of this Series No. 10, the Initial Bondholder shall surrender such Security for cancellation to the Company at its principal office or place of payment designated by the Company pursuant to Section 108 of the Original Indenture and this Supplemental Indenture No. 10. The Company shall afford the benefits of this clause (s) to any Institutional Investor (as defined below) that is the direct or indirect transferee of any Security of this Series No. 10 purchased by any Initial Bondholder under the Purchase Agreement and that has made the same agreement relating to such Security as such Initial Bondholder has made in this clause (s). Upon receiving payment as specified above without presentation or surrender of any Security of this Series No. 10, such Initial Bondholder, its nominee or subsequent Institutional Investor shall be deemed to have agreed to indemnify the Company and the Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on either of their parts, arising out of or in connection with such Initial Bondholder, its nominee’s or such subsequent Institutional Investor’s failure to comply with the provisions of this clause (s), including the costs of defending itself in connection therewith, such indemnity to survive the payment of such Security and any resignation or removal of the Trustee;

(vi) no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 10; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(vii) the term “Institutional Investor” means (a) any Initial Bondholder, (b) any holder of a Security of this Series No. 10 (together with one or more of its affiliates) holding more than 5% of the aggregate principal amount of the Securities of this Series No. 10 then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) and Related Fund (as defined in the Purchase Agreement) of any holder of any Security of this Series No. 10;

(t)	not applicable; and

(u)

(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 10 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 801 of the Original Indenture, the Company

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shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 801 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

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(iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 10 to be deemed to have been paid for purposes of the Indenture, as provided in Section 801 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

The Securities of Series No. 10 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

ARTICLE TWO

Miscellaneous Provisions

This Supplemental Indenture No. 10 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 10, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 10 shall together constitute one and the same instrument.

If any provision of this Supplemental Indenture No. 10 limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 10 to be duly executed as of the day and year first above written.

SOUTHWESTERN PUBLIC SERVICE COMPANY

By:	/s/ Paul A. Johnson
Name: Paul A. Johnson
Its: Vice President and Treasurer

STATE OF MINNESOTA	)
) ss.
COUNTY OF SCOTT	)

This instrument was acknowledged before me on the 15th day of August, 2023, by Paul A. Johnson, the Vice President and Treasurer of Southwestern Public Service Company, a New Mexico corporation, on behalf of said corporation.

/s/ Kristin Lynn Westlund
Name: Kristin Lynn Westlund
Notary Public, State of Minnesota
My commission expires: January 31, 2026

(Seal, if any)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, Trustee

By:	/s/ Joshua A. Hahn
Name: Joshua A. Hahn
Its: Vice President

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

This instrument was acknowledged before me on the 16th day of August, 2023, by Joshua A. Hahn, a _Vice President_ of U.S. Bank Trust Company, National Association, a national banking association, on behalf of said national banking association.

/s/ Benjamin Frederick Palmer
Name: Benjamin Frederick Palmer
Notary Public, State of Minnesota
My commission expires: January 31, 2028

(Seal, if any)

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

SOUTHWESTERN PUBLIC SERVICE COMPANY

6.00% First Mortgage Bond, Series No. 10 due 2053

Original Interest Accrual Date:	September 8, 2023
Interest Rate:	6.00% per annum
Stated Maturity:	September 15, 2053
Interest Payment Dates:	March 15 and September 15
Regular Record Dates:	March 1 and September 1
PPN:	845743 B@1

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to __________________________________________ or its registered assigns, by the method and at the address specified by the Initial Bondholder (as hereinafter defined) in Schedule B to the Bond Purchase Agreement, dated as of August 21, 2023, between the Company and the purchasers named therein (the “Purchase Agreement”), the principal sum of ____________________________________ Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing March 15, 2024 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. Subject to the provisions of the Indenture, the interest so payable, and paid or duly provided for, on any Interest Payment Date shall be paid by the method and at the address specified by such Initial Bondholder or shall be paid to any other Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this Series No. 10 not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made to (i) the Initial Bondholder, by the method and at the address specified by such Initial Bondholder, subject to Supplement Indenture No. 10, or (ii) upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust Company, National Association in St. Paul, Minnesota or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 2011 (the “Original Indenture” and such Indenture as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

The term “Initial Bondholder” as used herein means any registered holder of a Security of this Series No. 10 listed on Schedule B to the Purchase Agreement.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date or Stated Maturity, as the case may be, to such Business Day.

Prior to March 15, 2053 (6 months prior to the Stated Maturity) (the “Par Call Date”), the Company may redeem the Securities of this Series No. 10 at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of this Series No. 10 matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 50 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities of this Series No. 10 to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this Series No. 10 at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this Series No. 10 being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining any Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to determine, or verify the calculation of, any Redemption Price.

In lieu of the time periods set forth in Section 504 of the Original Indenture, notices of redemption with respect to the Securities shall be given not less than 10 days nor more than 60 days prior to a Redemption Date.

The Securities of this Series No. 10 are not subject to a sinking fund.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

Notwithstanding anything to the contrary herein, this Security is subject to the restrictions on transfer and exchange that appear at the end of this Security.

The Corporate Trust Office of U.S. Bank Trust Company, National Association in St. Paul, Minnesota, or such other office or agency as may be designated by the Company from time to time, shall be the place at which (a) registration of transfer of the Securities of this Series 10 may be effected, (b) exchanges of such Securities may be effected and (c) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served.

As provided in the Indenture and subject to certain limitations set forth therein and herein, any transfer of the Securities of this Series 10 is registrable in the Security Register, upon surrender of a Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series No. 10 of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture and subject to certain limitations set forth therein and herein, the Securities of this Series 10 are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of a Security or Securities to be exchanged at the office of U.S. Bank Trust Company, National Association in St. Paul, Minnesota or such other office or agency as may be designated by the Company from time to time.

Additional certifications and evidence that such transfer or exchange is in compliance with the Securities Act and the restrictions on transfer set forth in the Securities shall also be provided any surrendering Holder.

The Securities of this Series No. 10 are issuable only as registered Securities, without coupons, and in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as amended, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the attachment, perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which the offices of the Trustee in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are generally authorized or required by law or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SOUTHWESTERN PUBLIC SERVICE COMPANY

By:
Name:	Paul A. Johnson
Its:	Vice President and Treasurer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By
Authorized Officer

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of SOUTHWESTERN PUBLIC SERVICE COMPANY and does hereby irrevocably constitute and appoint                , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

SCHEDULE A

TEXAS COUNTY RECORDINGS

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee (predecessor-in-interest to U.S. Bank Trust Company, National Association, the current Trustee), was filed with the Secretary of State of the State of Texas on August 2, 2011 as Utility Security Instrument No. 11-0022610194.

In accordance with Texas Business and Commerce Code Section 261.011, a Notice of Utility Security Instrument Affecting Real Property was thereafter recorded in each Texas county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified Texas counties, of such Notice of Utility Security Instrument Affecting Real Property:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Andrews	8/3/11	112770	N/A	N/A

Armstrong	8/3/11	2011276	53	790

Bailey	8/3/11	201100016286	N/A	N/A

Borden	8/3/11	111124	N/A	N/A

Briscoe	8/3/11	11271	N/A	N/A

Carson	8/3/11	1100000862	N/A	N/A

Castro	8/3/11	59278	335	796

Cochran	8/3/11	13897	N/A	N/A

Cottle	8/3/11	2011-291	194	708

Crosby	8/3/11	235843	N/A	N/A

Dallam	8/2/11	164351	149	384

Deaf Smith	8/3/11	1493	N/A	N/A

Ector	8/3/11	201100011005	N/A	N/A

Floyd	8/3/11	110857	N/A	N/A

Schedule A-1

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Foard	8/3/11	68419	247	71

Gaines	8/3/11	20113945	N/A	N/A

Garza	8/3/11	111229	N/A	N/A

Gray	8/3/11	019194	N/A	N/A

Hale	8/3/11	2011002855	N/A	N/A

Hansford	8/3/11	78454	382	511

Hartley	8/3/11	100087	N/A	N/A

Hemphill	8/3/11	059371	N/A	N/A

Hockley	8/3/11	00002996	N/A	N/A

Hutchinson	8/3/11	343845	1664	137

Lamb	8/3/11	1442	N/A	N/A

Lipscomb	8/3/11	N/A	502	782

Lubbock	8/3/11	2011026116	N/A	N/A

Lynn	8/3/11	20112298	N/A	N/A

Midland	8/3/11	15266	N/A	N/A

Moore	8/2/11	0176902	702	18

Motley	8/3/11	N/A	102	237

Ochiltree	8/3/11	95434	N/A	N/A

Oldham	8/3/11	11429	N/A	N/A

Parmer	8/3/11	51211	N/A	N/A

Potter	8/2/11	01200092	N/A	N/A

Randall	8/2/11	2011012189	N/A	N/A

Roberts	8/3/11	044416	N/A	N/A

Sherman	8/3/11	23551	297	756

Schedule A-2

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Swisher	8/3/11	2011-0678	392	314

Terry	8/3/11	252458	N/A	N/A

Wheeler	8/3/11	N/A	640	738

Wilbarger	8/3/11	00112766	636	602

Yoakum	8/3/11	20111463	N/A	N/A

Andrews	5/24/22	2022261	89	612

Bailey	5/24/22	2022-26816	345	88

Borden	5/24/22	20220842	N/A	N/A

Briscoe	5/24/22	20220000146	N/A	N/A

Carson	5/24/22	2022-00000616	774	240

Castro	5/24/22	72507	427	5

Cochran	5/24/22	27349	386	240

Cottle	5/24/22	2022-259	223	263

Crosby	5/24/22	248200	N/A	N/A

Dallam	5/24/22	178876	149	384

Deaf Smith	5/24/22	1157	N/A	N/A

Ector	5/24/22	11334	N/A	N/A

Floyd	5/24/22	2022000386	146	314

Foard	5/24/22	74509	N/A	N/A

Gaines	5/24/22	2022-03022	N/A	N/A

Garza	5/24/22	220499	385	893

Gray	5/24/22	0228546	N/A	N/A

Hale	5/24/22	2022-001775	N/A	N/A

Hansford	5/24/22	93529	491	506

Schedule A-3

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Hartley	5/24/22	202200448	N/A	N/A

Hemphill	5/24/22	077766	N/A	N/A

Hockley	5/24/22	202200001913	N/A	N/A

Hutchinson	5/24/22	00382138	2290	249

Lamb	5/24/22	2022-00001059	813	656

Lipscomb	5/24/22	069231	N/A	N/A

Lubbock	5/24/22	2022025566	N/A	N/A

Lynn	5/24/22	2022-0976	N/A	N/A

Midland	5/24/22	15559	N/A	N/A

Moore	5/24/22	0208078	874	480

Motley	5/24/22	20220000157	124	425

Ochiltree	5/24/22	2022-879	N/A	N/A

Oldham	5/24/22	20220157	258	318

Parmer	5/24/22	65290	N/A	N/A

Potter	5/24/22	7427	N/A	N/A

Randall	5/24/22	2022011089	N/A	N/A

Roberts	5/24/22	052213	372	64

Sherman	5/24/22	33228	N/A	N/A

Swisher	5/24/22	2022-00556	N/A	N/A

Terry	5/24/22	33228	N/A	N/A

Wheeler	5/24/22	59999	775	116

Wilbarger	5/24/22	138856	759	763

Yoakum	5/24/22	2022-1202	N/A	N/A

Schedule A-4

NEW MEXICO COUNTY RECORDINGS

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee (predecessor-in-interest to U.S. Bank Trust Company, National Association, the current Trustee), was filed with the Secretary of State of the State of New Mexico on August 2, 2011 under the Public Utility Act, receiving Public Utility Filing No. 599. Concurrently with such filing, a Uniform Commercial Code financing statement, to which a copy of such Indenture was appended as an exhibit, was filed in the Uniform Commercial Code records of the Secretary of State of the State of New Mexico on August 2, 2011 as UCC Filing No. 20110012866J.

In accordance with New Mexico Statutes Annotated, 1978, Section 62-13-11, a Notice of Filing of Indenture with New Mexico Secretary of State, to which a copy of such Indenture was appended as an exhibit, was thereafter recorded in each New Mexico county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of such Notice of Filing of Indenture with New Mexico Secretary of State:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/3/11	340593	N/A	N/A

Curry	8/3/11	110005245	N/A	N/A

Eddy	8/3/11	1107879	N/A	N/A

Lea	8/3/11	33578	N/A	N/A

Quay	8/3/11	201108030006	N/A	N/A

Roosevelt	8/3/11	20112258	N/A	N/A

Schedule A-5

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 1:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/8/11	340698	N/A	N/A

Curry	8/8/11	110005352	N/A	N/A

Eddy	8/8/11	1107998	N/A	N/A

Lea	8/8/11	33734	N/A	N/A

Quay	8/8/11	201108080003	N/A	N/A

Roosevelt	8/8/11	20112316	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 2:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/18/14	389726	N/A	N/A

Curry	6/18/14	157778190	N/A	N/A

Eddy	6/18/14	1824479	N/A	N/A

Lea	6/18/14	39612	N/A	N/A

Quay	6/18/14	20149266515	N/A	N/A

Roosevelt	6/18/14	20141875	N/A	N/A

Schedule A-6

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 3:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/18/14	389727	N/A	N/A

Curry	6/18/14	157778191	N/A	N/A

Eddy	6/18/14	1824480	N/A	N/A

Lea	6/18/14	39613	N/A	N/A

Quay	6/18/14	20149266516	N/A	N/A

Roosevelt	6/18/14	20141876	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 4:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/19/16	407833	N/A	N/A

Curry	8/19/16	189674134	N/A	N/A

Eddy	8/19/16	22399408	N/A	N/A

Lea	8/19/16	411897	N/A	N/A

Quay	8/19/16	20167359981	N/A	N/A

Roosevelt	8/19/16	20162074	N/A	N/A

Schedule A-7

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 5:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/17/17	410921	N/A	N/A

Curry	8/17/17	202655927	N/A	N/A

Eddy	8/17/17	28402333	N/A	N/A

Lea	8/17/17	422035	N/A	N/A

Quay	8/17/17	20176648665	N/A	N/A

Roosevelt	8/17/17	20174088	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 6:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	11/9/2018	421224	N/A	N/A

Curry	11/9/2018	238400985	N/A	N/A

Eddy	11/9/2018	30117445	N/A	N/A

Lea	11/9/2018	428097	N/A	N/A

Quay	11/9/2018	2018742751	N/A	N/A

Roosevelt	11/9/2018	20188167	N/A	N/A

Schedule A-8

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 7:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/24/2019	587629	N/A	N/A

Curry	6/24/2019	296613778	N/A	N/A

Eddy	6/24/2019	38230015	N/A	N/A

Lea	6/24/2019	499118	N/A	N/A

Quay	6/24/2019	2019263318	N/A	N/A

Roosevelt	6/24/2019	20195502	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 8:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	5/28/20	601136	N/A	N/A

Curry	5/28/20	302849885	N/A	N/A

Eddy	5/22/20	39694827	N/A	N/A

Lea	5/27/20	501778	N/A	N/A

Quay	5/20/20	2020744582	N/A	N/A

Roosevelt	5/29/20	20206889	N/A	N/A

Schedule A-9

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 9:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	09/28/2022	202207117	N/A	N/A

Curry	09/28/2022	202206670	N/A	N/A

Eddy	09/28/2022	2210759	N/A	N/A

Lea	10/03/2022	27124	2201	564

Quay	09/29/2022	202209290011	N/A	N/A

Roosevelt	09/28/2022	20222493	N/A	N/A

Schedule A-10

SCHEDULE B

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
August 3, 2011	1	$400,000,000	$400,000,000
June 1, 2014	2	$250,000,000	$0
June 1, 2014	3	$350,000,000	$350,000,000
August 1, 2016	4	$300,000,000	$300,000,000
August 1, 2017	5	$450,000,000	$450,000,000
October 1, 2018	6	$300,000,000	$300,000,000
June 1, 2019	7	$300,000,000	$300,000,000
May 1, 2020	8	$600,000,000	$600,000,000
May 1, 2022	9	$200,000,000	$200,000,000

Schedule B-1

SCHEDULE C

DESCRIPTION OF PROPERTY

A. FEE TITLE

The property referred to in Granting Clause Second of the Indenture includes, without limitation, the Company’s right, title and interest in and to the land acquired by the Company including the lands described in the following deeds into the Company and referenced recorded documents (the “Lands”), together with all property related, used or appurtenant thereto of the kind and nature described in Granting Clause First (other than Excepted Property) (“Fee Title”):

The following properties are in the State of Texas:

Moore County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5277	Demon Substation	Volume or Book 873, Page 772 et seq., and as Document No. 0207934, Official Public Records, Moore County, Texas executed by Emilio Borunda and Rosalva Borunda, dated May 17, 2022 and recorded May 19, 2022, as to the following property:

A 10.00± acre tract of land out of Section 270, Block 44, H. & T.C. R.R. Co. Survey, Moore County, Texas, further being the same tract of land as those two certain 5.00± acre tracts of land being described in that certain instrument recorded in Volume 699, Page 658, as filed in the Office of the County Clerk of Moore County, Texas, having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System-Zone 14N, NAD (1983) using GPS relative positioning techniques based on an OPUS on October 25, 2021. Combined Scale Factor= 1.00030099)

COMMENCING at a 3/4 inch iron rod found for the Northwest comer of said Section 270 and the common comer of Sections 269, 270, 277 and 278, Block 44, H. & T.C. R.R. Co. Survey, Moore County, Texas, from whence a 1/2 inch iron rod with cap “RPLS 4263” found for the Northeast corner of said Section 270 and the common comer of Sections 270, 271, 276 and 277, Block 44, H. & T.C. R.R. Co. Survey, Moore County, Texas, bears S. 87° 51’ 18” E. (Base Line) 5271.87 feet;

THENCE, S. 87° 51’ 18” E. 728.5 feet along the common line of said Sections 270 and 277 to a point;

Schedule C-1

THENCE, S. 02° 08’ 11” W. 1209.36 feet to a point for the Northwest and BEGINNING CORNER of this tract of land, same being the Southwest corner of a 5.00± acre tract of land being described in that certain instrument recorded in Volume 841, Page 606, and being in the East line of a tract of land being described in that certain instrument recorded in Volume 705, Page 653, as filed in the Office of the County Clerk of Moore County, Texas;

THENCE, S. 87° 51’ 55” E. along the common line of the North said 5.00± acre tract of land described in that certain instrument recorded in Volume 699, Page 658 and said 5.00± acre tract of land described in that certain instrument recorded in Volume 841, Page 606 at 20.00 feet pass a 1/2 inch iron rod found in the East line of a 40.00” Designation of Roadway being described in that certain instrument recorded in Volume 696, Page 787, as filed in the Office of the County Clerk of Moore County, Texas, continuing for a total distance of 728.05 feet to a 1/2 inch iron rod found for the Northeast corner of this tract of land, same being the Northeast corner of said 5.00± acre tract of land described in that certain instrument recorded in Volume 699, Page 658 and the Southeast corner of said 5.00± acre tract of land described in that certain instrument recorded in Volume 841, Page 606, also being in the West line of a 244.682± acre tract of land being described in that certain instrument recorded in Volume 676, Page 539 and Volume 676, Page 548, as filed in the Office of the County Clerk of Moore County, Texas;

THENCE, S. 02° 08’ 09” W. 598.53 feet along the common line of said two 5.00± acre tracts of land being described in that certain instrument recorded in Volume 699, Page 658 and said 244.682± acre tract of land to a 1/2 inch iron rod found for the Southeast corner of this tract of land, same being Southeast corner of said 5.00± acre tract of land described in that certain instrument recorded in Volume 699, Page 658 and the Northeast corner of a 5.00± acre tract of land being described in that certain instrument recorded in Volume 824, Page 104, as filed in the Office of the County Clerk of Moore County, Texas;

THENCE, N. 87° 51’ 55” W. along the common line of said 5.00± acre tract of land being described in that certain instrument recorded in Volume 699, Page 658 and said 5.00± acre tract of land being described in that certain instrument recorded in Volume 824, Page 104, at 708.05 feet passing a 1/2 inch iron rod found, continuing on for a total distance of 728.04 feet to a point for the Southwest corner of this tract, same being the Southwest comer of said 5.00± acre tract of land described in that certain instrument recorded in Volume 699, Page 658 and the Northwest corner of said 5.00± acre tract of land described in that certain instrument recorded in Volume 824, Page 104, also being the Southeast corner of said tract of land described in that certain instrument recorded in Volume 705, Page 653 and being the Northeast comer of a 5.00± acre tract of land being described in that certain instrument recorded in Volume 703, Page 423, as filed in the Office of the County Clerk of Moore County, Texas; and

THENCE, N. 02° 08’ 09” E. 598.53 feet along the common line of said two 5.00± acre tracts of land described in that certain instrument recorded in Volume 699, Page 658 and said tract of land described in that certain instrument recorded in Volume 705, Page 653 to the PLACE OF BEGINNING and containing 10.00 acres of land, more or less.

Schedule C-2

Potter County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5276	Echo Substation	Document No. 2022 OPR 0001245, Official Public Records, Potter County, Texas executed by the City of Amarillo, dated November 15, 2021 and recorded January 26, 2022,

as to the following property:

A 2.53± acre tract of land out of the North Half of the Southwest Quarter of Section 135, Block 2, A.B. & M. Survey, Potter County, Texas, also being out of that certain tract of land described in that certain instrument recorded in Volume 294, Page 78 as filed in the Deed Records of Potter County, Texas, said 2.53± acre tract of land having been surveyed by Furman Land Surveyors, Inc. on January 6, 2022 and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System-Zone 14N, NAD (1983) using GPS relative positioning techniques based on Network RTK on January 6, 2022. Combined Scale Factor = 1.00023884)

BEGINNING at a point being the Southwest corner of the North Half of the Southwest Quarter of said Section 135, same being the Southwest corner of this tract of land, from whence the Southwest corner of said Section 135 bears S. 01° 35’ 15” W. 1320.32 feet;

THENCE, N. 01° 35’ 15” E. 321.70 feet along the West line of said Section 135, same being the East line of Section 158, Block 2, A.B. & M. Survey to a point being the Northwest corner of this tract of land;

THENCE, S. 88° 29 ‘05” E. at 60.01 feet pass a ‘A inch iron rod with cap stamped “Furman RPLS” set in the proposed East Right-of-Way line of Echo Drive, continuing a total distance of 343.12 feet to a 1⁄2 inch iron rod with cap stamped “Furman RPLS” set for the Northeast corner of this tract of land;

THENCE, S. 01° 35’ 15” W. 321.70 feet to a point being in the South line of the North Half of the Southwest Quarter of said Section 135 and being the Southeast corner of this tract of land, from whence a 3/8” iron rod with cap stamped “HBD” found as called for being the Northeast corner of Hillcrest Addition Unit No. 7 an addition to the City of Amarillo, Potter County, Texas according to the map or plat thereof recorded in Volume 4215, Page 137 as filed in the Deed Records of Potter County, Texas bears S. 88° 29’ 05” E. (Base Line) 577.19 feet; and

THENCE, N. 88° 29’ 05” W. along the South line of the North Half of the Southwest Quarter of said Section 135 at 283.11 feet pass a 1⁄2 inch iron rod with cap stamped “Furman RPLS” set in the proposed East Right-of-Way line of Echo Drive, continue along said line a total distance of 343.12 feet to the POINT OF BEGINNING and containing 2.53 acres of land, more or less.

Schedule C-3

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5278	Lawrence Park 3 Substation	Document No. 2022 OPR 0002928, Official Public Records, Potter County, Texas executed by Spirit SPE US Amarillo 526, LP, dated February 25, 2022, effective as of March 1, 2022 and recorded March 2, 2022, as to the following property:

A 1598± Square Foot tract of land out of Lot 6, Block 24, Lawrence Park Unit No. 89, an addition to the City of Amarillo in Potter County, Texas, according to the map or plat thereof, recorded in Volume 2905, Page 297 of the Deed Records of Potter County, Texas, also being out of that certain tract of land described in that certain instrument recorded in Volume 3614, Page 105 of the Deed Records of Potter County, Texas, said 1598± Square Foot tract of land having been surveyed by Furman Land Surveyors, Inc. on October 7, 2021 and being described by metes and bounds as follows:

BEGINNING at an “X” in concrete found for a jog corner of said Lot 6, same being the Northeast corner of Lot 2, Block 33, Lawrence Park Unit No. 23, an addition to the City of Amarillo in Potter County, Texas, according to the map or plat thereof, recorded in Volume 1030, Page 135 of the Deed Records of Potter County, Texas and being the Southeast corner of this tract of land, from whence a ‘A inch iron rod with cap stamped “KEYS” found for the Southerly Southwest corner of said Lot 6, same being the Southeast corner of said Lot 2 bears S. 00° 01’ 24” W. 179.95 feet;

THENCE, N. 89° 55’ 14” W. 79.90 feet along the common line of said Lot 6 and said Lot 2 to a 1⁄2 inch iron rod with cap stamped “KEYS” found for the Westerly Southwest corner of said Lot 6, same being the Southwest corner of this tract of land;

THENCE, N. 00° 02’ 34” E. 20.00 feet along the West line of said Lot 6 to a 1⁄2 inch iron rod with cap stamped “FURMAN RPLS” set for the Northwest corner of this tract of land;

THENCE, S. 89’ 55’ 14” E. 79.89 feet to a mag nail set in asphalt for the Northeast corner of this tract of land; and

THENCE, S. 00° 01’ 24” W. 20.00 feet to the BEGINNING CORNER of this tract of land, containing 1598 square feet, more or less.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5281	Bushland Service Center	Document No. 2023 OPR 0000022, Official Public Records, Potter County, Texas executed by Michael Lee Blessen, as Independent Executor of the Estate of Betty Sue Blessen, Deceased, dated December 30, 2022, and recorded January 3, 2023, as to the following property:

Schedule C-4

A 10.53 ± acre tract of land being out of Section 144, Block 9, B.S. & F. Co. Survey, Potter County, Texas, further being out of that certain tract of land described in that certain instrument recorded in Volume 1517, Page 645 as filed in the Official Public Records of Potter County, Texas, said 10.53 ± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. on December 7, 2022 and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System-Zone 14N, NAD (1983) using GPS relative positioning techniques based on Network RTK on December 7, 2022. Combined Scale Factor = 1.00036959)

BEGINNING at a 1⁄2 inch iron rod set with cap stamped “FURMAN RPLS” for the Southwest corner of this tract of land, from when a 3⁄4 inch iron rod with aluminum cap stamped “FURMAN LAND SURVEYORS SECTION CORNER FIRM # 10092400”, found for Southwest corner of said Section 144, bears S. 01° 55’ 26” W. (baseline 4308.74179.95 feet;

THENCE, N. 01° 55’ 26” E. along the West line of said Section 144 at 607.52 feet pass a 1⁄2 inch iron rod with an illegible cap found for the Northeast corner of Prairie South Estates Unit No. 1 according to the map or plat thereof, recorded as Plat No. 1302149, as filed in the Official Public Records of Potter County, Texas, continuing for a total distance of 610.54 feet to a 1⁄2 inch rod with an illegible cap found being the Northwest corner of this tract of land;

THENCE, S. 86° 35’ 17” E. along the South Right-of-Way line of Interstate Highway 40 as described in that certain instrument recorded in Volume 1060, Page 300 as filed in the Deed Records of Potter County, Texas at 30.00 feet pass a 1⁄2 inch iron rod set with cap stamped “FURMAN RPLS” being in the East Right-of-Way line of Blessen Road as it exists on the ground, at 654.16 feet pass a brass Right-of-Way monument found being in the said South Right-of-Way line of Interstate Highway 40, continuing for a total distance of 752.40 feet to a 1⁄2 inch iron rod set with cap stamped “FURMAN RPLS” for the Northeast corner of this tract of land;

THENCE, S. 01° 55’ 26” W. 600 feet to a 1⁄2 inch iron rod set with cap stamped “FURMAN RPLS” being the Southeast corner of this tract of land; and

THENCE, N. 88° 04’ 34” W. at 722.15 feet pass a 1⁄2 inch iron rod set with cap stamped “FURMAN RPLS” being in the said East Right-of-Way line of Blessen Road, continuing for a total distance of 752.15 feet to the PLACE OF BEGINNING;

Said tract of land contains 10.53 acres, more or less, of which 0.43 acres, more or less, lies within the physical Right-of-Way line of Blessen Road, netting 10.10 acres, more or less.

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Schedule C-5

The following properties are in the State of New Mexico:

Lea County, New Mexico

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded

5279	Hobbs Service Center	December 8, 2022, at Book 2203 Page 859 Reception No. 29431 with the County Clerk of Lea County, New Mexico

As to following described real estate in Lea County, New Mexico:

For Surface Title Only:

Lot Thirteen A (13-A), Hobbs Industrial Airpark South Subdivision to the City of Hobbs, Lea County, New Mexico, as referenced on that Replat filed August 11, 2022, in Book 2199, Page 644, Lea County Records, Lea County, New Mexico.

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Schedule C-6